ITEM 24 (b) EXHIBITS

(10)

Consent of Auditors

CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 8, 2002, with respect to the statutory-basis financial statements of Annuity Investors Life Insurance Company, in Pre-effective Amendment No. 1 (Form N-4 No. 333-88300) and Pre-effective Amendment No. 1 (Form N-4 No. 811-21095) to the Registration Statements and related Statement of Additional Information of Annuity Investors Variable Account C filed with the Securities and Exchange Commission.

/s/ Ernst & Young LLP

Cincinnati, Ohio

July 19, 2002